                                 SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]         Preliminary Proxy Statement

[X]         Definitive Proxy Statement

[ ]         Definitive Additional Materials

[ ]         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

        The Parkstone Advantage Fund - - SEC File Nos. 33-65690 811-7850
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


[X]         No fee required.

[ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

(1)         Title of each class of securities to which transaction applies:


(2)         Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4)         Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)        Total fee paid:

--------------------------------------------------------------------------------
[ ]        Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------



[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         -------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:


         -------------------------------------------------------------------
         (3)      Filing Party:


         -------------------------------------------------------------------
         (4)      Date Filed:


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

                                [PARKSTONE LOGO]
                                                                   July 15, 1998

DEAR PARKSTONE ADVANTAGE FUND SHAREHOLDER:

     You are invited to attend the Special Meeting of Shareholders of Parkstone Advantage Fund on August 13, 1998. The meeting is being held at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 at 8:30 a.m. Eastern Time.

     As a Parkstone Advantage shareholder, through your investment in the Parkstone Advantage Variable Annuity with Security Benefit Life Insurance Company, you are not required to attend the shareholder meeting; however, you are strongly encouraged to exercise your vote. Your vote is important no matter how many shares you own. A proxy package has been enclosed outlining the proposed changes to the Parkstone Advantage Fund, which include the approval of:

X Election of the Board of Trustees

X Changes to the fundamental investment objectives of the funds to make such objectives non-fundamental

X Changes which make uniform among the funds the fundamental investment limitations

X Changes in the classification of fundamental investment policies and limitations to non-fundamental

     For those who are unable to attend the meeting, please note that you have received one proxy card for each fund you own. A postage-paid reply envelope has been enclosed for you to return your signed and dated proxy vote. It is important that we receive your vote(s) prior to the meeting.

     If you have questions, please call 1-800-451-8377. Thank you in advance for your cooperation.

                                                 Sincerely,

                                                 /s/ John B. Rapp
                                                 John B. Rapp
                                                 Chairman
                                                 The Parkstone Advantage Fund

                          THE PARKSTONE ADVANTAGE FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held On August 13, 1998

                                                                   July 15, 1998

TO THE SHAREHOLDERS OF THE PARKSTONE ADVANTAGE FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the Funds listed below (each, a "Fund" and collectively, the "Funds") of The Parkstone Advantage Fund (the "Trust") will be held on August 13, 1998, at 8:30 a.m. (Eastern time), at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

     The Funds of the Trust are: the Small Capitalization Fund, Mid Capitalization Fund, International Discovery Fund and Bond Fund.

     The Meeting will be held with respect to the Funds for the following purposes:

     Proposal 1. To elect eight (8) nominees to the Board of Trustees.

     Proposal 2. To approve a change in each Fund's fundamental investment objective to make such objective non-fundamental.

     Proposal 3. To approve changes to the following fundamental investment policies and limitations of the Funds:

          (a) limitation on underwriting activities;

          (b) limitation on real estate related transactions;

          (c) limitation on investment in commodities;

          (d) limitation regarding industry concentration;

          (e) limitation on loans;

          (f) limitation on borrowing and the issuance of senior securities; and

          (g) limitation on issuer diversification.

     Proposal 4. To approve a change in the following fundamental investment policies and limitations to make such policies and limitations non-fundamental:

          (a) with respect to the Funds, the limitation on purchasing securities on margin; and

          (b) with respect to the Funds, the limitation on writing or selling call options.

     Proposal 5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on June 12, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                      YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                    THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR CARDS WHICH ARE BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.

                                           /S/ W. BRUCE MCCONNEL, III
                                           W. Bruce McConnel, III
                                           Secretary
July 15, 1998

                          THE PARKSTONE ADVANTAGE FUND
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Parkstone Advantage Fund (the "Trust") for use at the Special Meeting of Shareholders of the Trust and any adjournment(s) thereof (the "Meeting") to be held on August 13, 1998 at 8:30 a.m. (Eastern time), at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. This Proxy Statement and accompanying proxy card or cards will first be mailed on or about July 15, 1998.

     The Trust currently offers four (4) investment portfolios which are each referred to herein as a "Fund" and collectively, as the "Funds." The Funds of the Trust are: the Small Capitalization Fund, Mid Capitalization Fund, International Discovery Fund and Bond Fund.

     Only shareholders of record of the Funds at the close of business on June 12, 1998 will be entitled to notice of, and to vote at the Meeting. Each shareholder of record on that date is entitled to one vote for each dollar of net asset value invested and a proportionate fractional vote for any fraction of one dollar of net asset value invested as to each proposal (each a "Proposal" and collectively the "Proposals") on which such shareholder is entitled to vote. The Funds' shares are referred to herein as "Shares."

     The rights accompanying Fund shares are legally vested in separate accounts of Security Benefit Life Insurance Company. However, holders of variable annuity contracts funded through the separate accounts generally have the right to instruct separate accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants of the separate accounts are more fully set forth in the prospectus relating to those accounts issued by Security Benefit Life Insurance Company.

     The following table summarizes the Proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each
Proposal:

                                     TABLE

                 PROPOSAL                   SHAREHOLDERS SOLICITED
                 --------                   ----------------------
 1.  To elect eight (8) nominees to    All Funds of the Trust. All
     the Board of Trustees.            shareholders of all Funds of the
                                       Trust will vote together.
 2.  To approve a change in each       All Funds, each voting
     Fund's fundamental investment     separately as a Fund.
     objective to make such objective
     non-fundamental.
 3.  To approve changes to the
     following fundamental investment
     policies and limitations of the
     Funds:
     (a) limitation on underwriting    All Funds, each voting
       activities;                     separately as a Fund.
     (b) limitation on real estate     All Funds, each voting
     related transactions;             separately as a Fund.
     (c) limitation on investment in   All Funds, each voting
       commodities;                    separately as a Fund.
     (d) limitation regarding          All Funds, each voting
     industry concentration;           separately as a Fund.
     (e) limitation on loans;          All Funds, each voting
                                       separately as a Fund.
     (f) limitation on borrowing and   All Funds, each voting
     the issuance of senior            separately as a Fund.
       securities.
     (g) limitation on issuer          All Funds, each voting
       diversification.                separately as a Fund.
4... To approve a change in the
     following fundamental investment
     policies and limitations of the
     Funds indicated below to make
     such policies and limitations
     non-fundamental:
     (a) limitation on purchasing      All Funds, each voting
       securities on margin; and       separately as a Fund.

                 PROPOSAL                   SHAREHOLDERS SOLICITED
                 --------                   ----------------------
     (b) limitation on writing or      All Funds, each voting
     selling call options.             separately as a Fund.
5... To transact such other business   Any and/or all Funds, voting
     as may properly come before the   together or each voting
     Meeting or any adjournment(s)     separately as a Fund, as the
     thereof.                          circumstances may dictate.

     The following table sets forth, by Fund and as of the record date, the number of Shares of each of the Funds which were outstanding and entitled to vote and the number of votes per Share to which a shareholder of each such Fund is entitled:

     On June 12, 1998, the following Shares were outstanding and entitled to notice of, and to vote at the Meeting:

                                              AGGREGATE NET     NET ASSET VALUE   VOTES
                       SHARES OUTSTANDING    ASSETS VALUE AS    PER SHARE AS OF    PER
        FUND           AS OF JUNE 12, 1998   OF JUNE 12, 1998    JUNE 12, 1998    SHARE
        ----           -------------------   ----------------   ---------------   -----
Small Capitalization      1,475,368.652       $25,280,539.69        $17.14        17.14
  Fund
Mid Capitalization        2,017,779.361       $30,793,416.75        $15.26        15.26
  Fund
International             1,430,884.665       $19,555,706.21        $13.67        13.67
  Discovery Fund
Bond Fund                 1,144,804.536       $12,646,596.14        $11.05        11.05

     Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by facsimile, telegraph or personal interview. The Trust will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     The Board of Trustees intends to bring before the meeting the matters set forth in items 1, 2, 3 and 4 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2, 3 and 4 in accordance with the directions of the shareholders as specified on the proxy card. If no choice is specified, the shares will be voted IN FAVOR of the election of the eight nominees to the Board of Trustees described in proposal 1, IN FAVOR of the proposal to change each Fund's fundamental investment objective to make such objective non-fundamental, as described in proposal 2, IN FAVOR of the proposal to approve certain changes to investment limitations of the Funds as described in proposal 3 and IN FAVOR of the proposal to make certain fundamental investment policies and limitations non-fundamental as described in proposal 4. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Shares owned of record by Security Benefit Life Insurance Company will be voted by Security Benefit Life Insurance Company based on instructions received from its contract owners. If no instructions are received, Security Benefit Life Insurance Company will as record holder vote such shares on the proposals in the same proportion as that insurance company votes Shares for which voting instructions were received in time to be voted.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS OF THE TRUST.

     The beneficial owners of more than 5% of the outstanding Shares of any Fund as of the record date, known to the Trust, are as follows:

                                NAME AND ADDRESS OF       NUMBER OF      PERCENT
        NAME OF FUND             BENEFICIAL OWNER        SHARES OWNED    OF FUND
        ------------          -----------------------    ------------    -------
Bond Fund                     FOA-Michigan               225,972.390     19.14%
                              P.O. Box 4042
                              Kalamazoo, MI 49003
Mid Capitalization Fund       FOA-Michigan               230,989.957     11.48%
                              P.O. Box 4042
                              Kalamazoo, MI 49003
International Discovery Fund  FOA-Michigan               503,703.703     35.20%
                              P.O. Box 4042
                              Kalamazoo, MI 49003
Small Capitalization Fund     FOA-Michigan               224,947.559     15.25%
                              P.O. Box 4042
                              Kalamazoo, MI 49003

     All of these Shares were beneficially owned by the owners named above because they possessed or shared investment or voting power with respect to them while owning the Shares or while acting in a fiduciary, advisory, custodial or other similar capacity on behalf of their customers. All of the outstanding Shares of each Fund are held of record by Security Benefit Life Insurance Company.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control' such company.

QUORUM.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of the proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment. A shareholder vote may be taken with respect to the Trust of one or more of the Funds on any of the Proposals (but not all) prior to any such adjournment as to which sufficient votes have been received for approval. A quorum is constituted with respect to the Trust and each of the Funds by a majority represented in person or by proxy of all votes attributable to the outstanding Shares entitled to vote with respect to a matter.

     THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1997. REQUESTS FOR COPIES OF THE ANNUAL REPORT SHOULD BE DIRECTED TO THE TRUST BY TELEPHONE AT 1-800-451-8377. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND MAIL THE SAME IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. PLEASE ALLOW SUFFICIENT TIME FOR THE PROXY CARD OR CARDS TO BE RECEIVED ON OR BEFORE 5:00 P.M., EASTERN TIME, ON AUGUST 12, 1998.

                        PROPOSAL 1: ELECTION OF TRUSTEES

BACKGROUND.

     Eight trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each trustee so elected will hold office effective following the end of the next regular board meeting of the incumbent trustees, currently scheduled for August 14, 1998, until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as a trustee is terminated as provided in the Trust's Code of Regulations. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named below.

     At a meeting of the Board of Trustees on May 14, 1998, the trustees approved a proposal whereby the current Board of Trustees would resign and, subject to shareholder approval, eight new trustees would be elected. The trustees of the Trust have nominated Messrs. Neary, Carter, Durkott, Farling, Furst, Gherlein, Martens and Pullen as the trustees to be voted on by the shareholders. Each of the nominees currently serves as a trustee to Armada Funds, a registered open-end management investment company. The Armada Funds are advised by National City Bank, a wholly-owned subsidiary of National City Corporation, which is an affiliate of First of America Investment Corporation ("First of America"), a wholly owned subsidiary of First of America Bank, N.A. and the investment adviser to the Funds.

     The change in trustees was not based upon any disagreement with the Trust's management or with First of America. The primary reason for the change is the recently completed merger between First of America Bank Corporation, the former parent corporation of First of America Bank, N.A. and National City Corporation. First of America is now an indirect wholly-owned subsidiary of National City Corporation. The proposed change would allow a common set of trustees to oversee both fund complexes. In its consideration and approval of this change, the Board of Trustees of the Trust considered the fact that it would be economically and administratively beneficial to consolidate management of the two fund complexes. Although there can be no assurance that any benefit will materialize from this change, the trustees agreed to adopt one cohesive management group.

THE NOMINEES.

     All Shares represented by valid proxies will be voted in the election of trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of trustees serving on the Board. The following table sets forth certain information about the nominees:

                                               PRINCIPAL OCCUPATION
              NAME                 AGE          DURING PAST 5 YEARS
              ----                 ---         --------------------
Robert D. Neary                    64    Retired Co-Chairman of Ernst &
                                         Young, April 1984 to September
                                         1993; Director, Cold Metal
                                         Products, Inc., since March 1994;
                                         Director, Zurn Industries, Inc.
                                         (building products and
                                         construction services), June 1995
                                         to June 1998; Chairman of the
                                         Board of Armada Funds since
                                         November 1996 and a Trustee since
                                         February 1996.
Leigh Carter*                      72    Retired President and Chief
                                         Operating Officer, B.F. Goodrich
                                         Company, August 1986 to September
                                         1990; Director, Adams Express
                                         Company (closed-end investment
                                         company), April 1982 to December
                                         1997; Director, Acromed
                                         Corporation (producer of spinal
                                         implants), June 1992 to March
                                         1998; Director, Petroleum &
                                         Resources Corp., April 1987 to
                                         December 1997; Director, Morrison
                                         Products (manufacturer of blower
                                         fans and air moving equipment),
                                         since April 1983; Director,
                                         Kirtland Capital Corp. (privately
                                         funded investment group), since
                                         January 1992; Trustee, Armada
                                         Funds, since November 1993.
John F. Durkott                    54    President and Chief Operating
                                         Officer, Kittle's Home
                                         Furnishings Center, Inc., since
                                         January 1982; partner, Kittles
                                         Bloomington Property Company,
                                         since January 1981; partner, KK&D
                                         (Affiliated Real Estate Companies
                                         of Kittle's Home Furnishings
                                         Center), since January 1989;
                                         Trustee, Armada Funds, since
                                         November 1993.

                                               PRINCIPAL OCCUPATION
              NAME                 AGE          DURING PAST 5 YEARS
              ----                 ---         --------------------
Robert J. Farling                  61    Retired Chairman, President and
                                         Chief Executive Officer,
                                         Centerior Energy (electric
                                         utility), March 1992 to October
                                         1997; Director, National City
                                         Bank until October 1997;
                                         Director, Republic Engineered
                                         Steels, since October 1997;
                                         Trustee, Armada Funds, since
                                         November 1997.
Richard W. Furst, Dean             59    Professor of Finance and Dean,
                                         Carol Martin Gatton College of
                                         Business and Economics,
                                         University of Kentucky, since
                                         1981; Director, The Seed
                                         Corporation (restaurant group),
                                         since 1990; Director, Foam
                                         Design, Inc. (manufacturer of
                                         industrial and commercial foam
                                         products), since 1993; Trustee,
                                         Armada Funds, since June 1990.
Gerald L. Gherlein                 60    Executive Vice-President and
                                         General Counsel, Eaton
                                         Corporation (global
                                         manufacturing), since 1991;
                                         Trustee, Meridia Health System
                                         (four hospital health system)
                                         1994 to 1998; Trustee, WVIZ
                                         Educational Television (public
                                         television); Trustee, Armada
                                         Funds, since July 1997.
Herbert R. Martens, Jr.*           45    Executive Vice President,
                                         National City Corporation (bank
                                         holding company), since July
                                         1997; Chairman, President and
                                         Chief Executive Officer, NatCity
                                         Investments, Inc. (investment
                                         banking), since July 1995;
                                         President and Chief Executive
                                         Officer, Raffensperger, Hughes &
                                         Co. (broker-dealer), from 1993
                                         until 1995; President, Reserve
                                         Capital Group, from 1990 until
                                         1993; President, since July 1997
                                         and Trustee, since November 1997
                                         of Armada Funds.

                                               PRINCIPAL OCCUPATION
              NAME                 AGE          DURING PAST 5 YEARS
              ----                 ---         --------------------
J. William Pullen                  59    President and Chief Executive
                                         Officer, Whayne Supply Co.
                                         (engine and heavy equipment
                                         distribution), since 1986;
                                         President and Chief Executive
                                         Officer, American Contractors
                                         Rentals & Sales (rental
                                         subsidiary of Whayne Supply Co.),
                                         since 1988; Trustee of Armada
                                         Funds, since November 1993.

---------------

* Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of 7,200 shares of stock of National City Bank, an affiliate of First of America, the Funds' investment adviser. Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with First of America.

     Until October 1997, Mr. Farling was a director of National City Bank, an affiliate of First of America. Mr. Farling also was a shareholder of National City Corporation during the past five years.

     The Board of Trustees held four regular meetings during the last full fiscal year. The Trust does not have standing committees of the Board of Trustees. During the year ended December 31, 1997, none of the nominees served on the Board of Trustees or was compensated by the Trust. Set forth below is the compensation received by the nominees from the Armada Funds, a member of the same "Fund Complex" as that term is defined in the 1940 Act. Each trustee will receive an annual fee of $10,000 plus $2,500 for each Board meeting attended and will be reimbursed for reasonable expenses incurred in attending meetings. The trustees and officers of the Trust own less than 1% of the outstanding Shares of the Trust and less than 1% of the outstanding shares of each of the Funds.

                                                                      TOTAL COMPENSATION
                                                                      FROM TRUST AND FUND
                        AGGREGATE     PENSION OR   ESTIMATED ANNUAL     COMPLEX (ARMADA
                       COMPENSATION   RETIREMENT    BENEFITS UPON       FUNDS) PAID TO
       NOMINEE          FROM TRUST     BENEFITS       RETIREMENT           TRUSTEES
       -------         ------------   ----------   ----------------   -------------------
Robert D. Neary            -0-           -0-             -0-              $22,500.00
Leigh Carter               -0-           -0-             -0-              $20,000.00
John F. Durkott            -0-           -0-             -0-              $20,000.00
Robert J. Farling          -0-           -0-             -0-              $ 4,375.00
Richard W. Furst           -0-           -0-             -0-              $20,000.00
Gerald L. Gherlein         -0-           -0-             -0-              $11,250.00
Herbert R. Martens,
  Jr.                      -0-           -0-             -0-                     -0-
J. William Pullen          -0-           -0-             -0-              $20,000.00

OFFICERS.

     Officers of the Trust are elected by, and serve at the pleasure of, the Board. Officers of the Trust receive no remuneration from the Trust for their services in such capacities. The following table sets forth certain information about the Trust's officers:

                                        POSITION
                           OFFICER      WITH THE      PRINCIPAL OCCUPATION
         NAME               SINCE         TRUST        DURING PAST 5 YEARS
         ----              -------      --------      --------------------
Herbert R. Martens,     May 14, 1998    President  Executive Vice President,
  Jr.                                              National City Corporation
  Age 54                                           (bank holding company),
                                                   since July 1997; Chairman,
                                                   President and Chief
                                                   Executive Officer, NatCity
                                                   Investments, Inc.
                                                   (investment banking), since
                                                   July 1995; President and
                                                   Chief Executive Officer,
                                                   Raffensberger, Hughes & Co.
                                                   (broker-dealer), from 1993
                                                   until 1995; President,
                                                   Reserve Capital Group, from
                                                   1990 until 1993; President,
                                                   since July 1997, and
                                                   Trustee, since November
                                                   1997 of the Armada Funds.
W. Bruce McConnel, III  April 21, 1998  Secretary  Partner of the law firm
  Age 54                                           Drinker Biddle & Reath LLP
                                                   Philadelphia, Pennsylvania.

                                        POSITION
                           OFFICER      WITH THE      PRINCIPAL OCCUPATION
         NAME               SINCE         TRUST        DURING PAST 5 YEARS
         ----              -------      --------      --------------------
Gary Tenkman            May 14, 1998    Treasurer  Director of Financial
  Age 27                                           Services, BISYS Fund
                                                   Services since April 1998;
                                                   Formerly, Audit Manager,
                                                   Ernst & Young LLP.

                             APPROVAL OF PROPOSAL 1

     In order for Proposal 1 to be adopted, it must be approved by a plurality of the votes cast by shareholders of the Trust. All shareholders of all Funds will vote together.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF TRUSTEES.

                    PROPOSAL 2: TO APPROVE A CHANGE IN EACH
                FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO MAKE
                        SUCH OBJECTIVE NON-FUNDAMENTAL.

     Currently, the investment objective of each Fund is fundamental, and may be changed only upon the approval of its shareholders. A non-fundamental objective may be changed by the Board of Trustees without the approval of shareholders. The Trustees believe that the change in each Fund's objective to non-fundamental will benefit each Fund by providing increased flexibility in investing the Fund's assets in response to regulatory and market developments affecting a Fund's investments. Rendering the investment objectives non-fundamental would avoid the delay and expense of a shareholder vote in the event that circumstances should change such that the Board of Trustees deemed the current objective to be no longer in the best interests of the particular Fund's shareholders. Neither the 1940 Act nor state securities laws require a Fund's investment objective to be fundamental. The Trustees have no present intention of changing the investment objective of any Fund; however, if the proposal is approved, the Board of Trustees may do so in the future.

                                              PROPOSED NEW
  CURRENT INVESTMENT OBJECTIVE            INVESTMENT OBJECTIVE
  ----------------------------            --------------------
(A) SMALL CAPITALIZATION FUND
The Fund seeks growth of capital    This investment objective would
  by investing primarily in a       be made non-fundamental.
  diversified portfolio of common
  stocks and securities
  convertible into common stocks
  of small- to medium-sized
  companies.
(B) MID CAPITALIZATION FUND
The Fund seeks growth of capital    This investment objective would
  by investing primarily in a       be made non-fundamental.
  diversified portfolio of common
  stocks and securities
  convertible into common stocks.
(C) INTERNATIONAL DISCOVERY FUND
The Fund seeks long-term growth     This investment objective would
  of capital.                       be made non-fundamental.
(D) BOND FUND
The Fund seeks current income as    This investment objective would
  well as preservation of capital   be made non-fundamental.
  by investing in a portfolio of
  high- and medium-grade
  fixed-income securities.

                             APPROVAL OF PROPOSAL 2

     In order for Proposal 2(a), (b), (c) or (d) to be adopted for a particular Fund, it must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund will be voted separately on a Fund-by-Fund basis.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT OBJECTIVES AS SET FORTH IN PROPOSAL 2.

   PROPOSAL 3: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES AND
                            LIMITATIONS OF THE FUNDS

     Certain investment policies and limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. First of America, the Trust's investment adviser, has recommended to the Board of Trustees that certain fundamental investment policies and limitations of the Funds be amended as shown below. The proposed changes would conform the fundamental investment policies and limitations of the Funds to those currently in place for corresponding investment funds of Armada Funds. This will allow the investment advisers of the two fund complexes, who comprise the Asset Management Group of National City Corporation, to manage their portfolios of investments in a more streamlined and efficient manner. The Trustees believe that the proposal is in the best interests of each Fund's Shareholders. The Trustees also believe that the proposed changes, if approved by shareholders, will not result in any significant differences in the investments acquired for a Fund.

                                 PROPOSAL 3(A)

           AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                           ON UNDERWRITING ACTIVITIES

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will underwrite    No Fund may act as an underwriter
the securities issued by other       of securities within the meaning
persons except to the extent that    of the Securities Act of 1933
a Fund may be deemed to be an        except insofar as it might be
underwriter under certain            deemed to be an underwriter upon
securities laws in the disposition   the disposition of portfolio
of "restricted securities."          securities acquired within the
                                     limitation on purchases of
                                     illiquid securities and except to
                                     the extent that the purchase of
                                     obligations directly from the
                                     issuer thereof in accordance with
                                     its investment objective, policies
                                     and limitations may be deemed to
                                     be underwriting.

     EXPLANATION OF PROPOSED CHANGE: The proposed change would modernize and make the language of this limitation uniform among the Funds and corresponding investment funds of Armada Funds.

                                 PROPOSAL 3(B)

                 AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT
             LIMITATION CONCERNING REAL ESTATE RELATED TRANSACTIONS

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will purchase or   No Fund may purchase or sell real
sell real estate (although           estate, except that it may
investments in marketable            purchase securities of issuers
securities of companies engaged in   which deal in real estate and may
such activities and securities       purchase securities which are
secured by real estate or            secured by interests in real
interests therein are not            estate.
prohibited by this restriction).

     EXPLANATION OF PROPOSED CHANGE: The proposed change would modernize and make uniform the language of this limitation among the Funds and corresponding investment funds of Armada Funds.

                                 PROPOSAL 3(C)

           AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                             CONCERNING COMMODITIES

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will purchase or   No Fund may invest in commodities,
sell commodities or commodities      except that as consistent with its
contracts, except to the extent      investment objective and policies
disclosed in the current             the Fund may: (a) purchase and
Prospectus of the Fund.              sell options, forward contracts,
                                     futures contracts, including
                                     without limitation those relating
                                     to indices; (b) purchase and sell
                                     options on futures contracts or
                                     indices; and (c) purchase publicly
                                     traded securities of companies
                                     engaging in whole or in part in
                                     such activities.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize and make uniform among the Funds and corresponding investment funds of Armada Funds the language addressing the Funds' investments in commodities, but is not intended to signify a change in the Funds' approach to investing in commodities. The Funds do not intend to engage in the selling of commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments.

                                 PROPOSAL 3(D)

                 AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT
                  LIMITATION CONCERNING INDUSTRY CONCENTRATION

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
No Fund may purchase any             No Fund may purchase any
securities which would cause more    securities which would cause 25%
than 25% of the value of the         or more of the value of its total
Fund's total assets at the time of   assets at the time of purchase to
purchase to be invested in           be invested in the securities of
securities of one or more issuers    one or more issuers conducting
conducting their principal           their principal business
business activities in the same      activities in the same industry,
industry, provided that: (a) there   provided that: (a) there is no
is no limitation with respect to     limitation with respect to
obligations issued or guaranteed     obligations issued or guaranteed
by the U.S. government or its        by the U.S. government, any state,
agencies or instrumentalities and    territory or possession of the
repurchase agreements secured by     United States, the District of
obligations of the U.S. government   Columbia or any of their
or its agencies or                   authorities, agencies,
instrumentalities; (b) wholly-       instrumentalities or political
owned finance companies will be      subdivisions, and repurchase
considered to be in the industries   agreements secured by such
of their parents if their            instruments; (b) wholly-owned
activities are primarily related     finance companies will be
to financing the activities of       considered to be in the industries
their parents; and (c) utilities     of their parents if their
will be divided according to their   activities are primarily related
services. For example, gas, gas      to financing the activities of the
transmission, electric and gas,      parents; (c) utilities will be
electric, and telephone will each    divided according to their
be considered a separate industry.   services, for example, gas, gas
                                     transmission, electric and gas,
                                     electric, and telephone will each
                                     be considered a separate industry;
                                     and (d) personal credit and
                                     business credit businesses will be
                                     considered separate industries.

     For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize and make uniform the language of this limitation among the Funds and corresponding investment funds of Armada Funds.

                                 PROPOSAL 3(E)

                 AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
                                CONCERNING LOANS

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
No Fund may make loans, except       No Fund may make loans, except
that a Fund may purchase or hold     that each Fund may purchase and
debt instruments and lend            hold debt instruments and enter
portfolio securities in accordance   into repurchase agreements in
with its investment objective and    accordance with its investment
policies, make time deposits with    objective and policies and may
financial institutions and enter     lend portfolio securities in an
into repurchase agreements.          amount not exceeding one-third of
                                     its total assets.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize the language of this limitation and conform it to provisions of the 1940 Act. It would permit those transactions which are not prohibited by current regulatory interpretations.

                                 PROPOSAL 3(F)

                 AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
           CONCERNING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
No Fund may (a) borrow money (not    No Fund may borrow money, issue
including reverse repurchase         senior securities or mortgage,
agreements or dollar roll            pledge or hypothecate its assets
agreements), except that each Fund   except to the extent permitted
may borrow from banks for            under the 1940 Act.
temporary or emergency purposes      As a non-fundamental policy, no
and then only in amounts up to 30%   Fund will purchase securities
of its total assets at the time of   while its outstanding borrowings
borrowing (and provided that such    (including reverse repurchase
bank borrowings, reverse             agreements) are in excess of 5% of
repurchase agreements and dollar     its total assets. Securities held
roll agreements do not exceed in     in escrow or in separate accounts
the aggregate one-third of the       in connection with a Fund's
Fund's total assets less             investment practices described in
liabilities other than the           the Fund's Prospectus or Statement
obligations represented by the       of Additional Information are not
bank borrowings, reverse             deemed to be pledged for purposes
repurchase agreements and dollar     of this limitation.
roll agreements), or mortgage,
ledge or hypothecate any assets
except in connection with a bank
borrowing in amounts not to exceed
30% of the Fund's net assets at
the time of borrowing; (b) enter
into reverse repurchase agreements
and other permitted borrowings in
amounts exceeding in the aggregate
one-third of the Fund's total
assets less Liabilities other than
the obligations represented by
such reverse repurchase and dollar
roll agreements; and (c) issue
senior securities except as
permitted by the 1940 Act or any
rule, order or interpretation
thereunder.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would clarify and modernize the limitations concerning borrowing and the issuance of senior securities, and conform them to provisions of the 1940 Act, and the limitations currently in place for the corresponding funds of Armada Funds. The proposed amendment would allow those transactions which are not prohibited by current regulatory interpretations.

     Additionally, the Funds will adopt a non-fundamental policy which prevents the purchase of securities while a Fund's borrowings are in excess of 5% of a Fund's total assets. As a non-fundamental policy, the Board of Trustees may change it without the approval of shareholders. So long as the Board of Trustees does not change this non-fundamental limitation, this limitation will limit each Fund's ability to borrow money for purposes of investment leverage. The Funds have no present intention to use investment leverage. If they did so at some time in the future, however, such leverage could increase the opportunity for greater total return, but also increase the risk of loss if securities purchased with borrowed funds decline in value. Borrowed funds are subject to interest costs.

                                 PROPOSAL 3(G)

                 AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
                       CONCERNING ISSUER DIVERSIFICATION

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
No Fund, may purchase Securities     No Fund may purchase securities of
of any one issuer, other than        any one issuer, other than
obligations issued or guaranteed     securities issued or guaranteed by
by the U.S. government or its        the U.S. government or its
agencies or instrumentalities, if,   agencies or instrumentalities, if,
immediately after such purchase,     immediately after such purchase,
more than 5% of the value of the     more than 5% of the value of the
Fund's total assets would be         Fund's total assets would be
invested in such issuer, or the      invested in such issuer or the
Fund would hold more than 10% of     Fund would hold more than 10% of
the outstanding voting securities    any class of securities of the
of the issuer, except that 25% or    issuer or more than 10% of the
less of the value of such Fund's     outstanding voting securities of
total assets may be invested         the issuer, except that up to 25%
without regard to such               of the value of the Fund's total
limitations. There is no limit to    assets may be invested without
the percentage of assets that may    regard to such limitations.
be invested in U.S. Treasury
bills, notes, or other obligations
Issued or guaranteed by the U.S.
government or its agencies or
instrumentalities.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would make the language of this limitation uniform among the Funds and corresponding investment funds of Armada Funds.

                             APPROVAL OF PROPOSAL 3

     In order for Proposal 3(a), (b), (c), (d), (e), (f) and (g) to be adopted for a particular Fund, it must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS AS SET FORTH IN PROPOSAL 3.

PROPOSAL 4: TO APPROVE A CHANGE IN THE FOLLOWING FUNDAMENTAL INVESTMENT POLICIES
       AND LIMITATIONS OF THE FUNDS TO MAKE SUCH POLICIES AND LIMITATIONS
                                NON-FUNDAMENTAL.

     The following proposals would change certain fundamental investment policies and limitations of the Funds to non-fundamental investment policies and limitations. Unlike a fundamental policy or limitation, a non-fundamental investment policy or limitation may be changed without the approval of shareholders. These proposed changes would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments or the financial markets change in the future. Neither the 1940 Act nor state securities laws require such policies to be fundamental. The Trustees have no present intention of changing the investment policies and limitations of any Fund other than as proposed above; however, if this proposal is approved, the Board of Trustees may do so in the future.

                                 PROPOSAL 4 (A)
           RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION
                   REGARDING PURCHASING SECURITIES ON MARGIN

FOR EACH OF THE FUNDS:

             CURRENT                             PROPOSED:
             -------                             ---------
None of the Funds may purchase       This limitation would be made non-
securities on margin, except for     fundamental.
use of short-term credit necessary
for clearance of purchases of
portfolio securities and except as
may be necessary to make margin
payments in connection with
foreign currency futures and other
derivative securities
transactions.

                                 PROPOSAL 4(B)

           RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION
               REGARDING THE WRITING OR SELLING OF CALL OPTIONS.

             CURRENT                             PROPOSED:
             -------                             ---------
None of the Funds will write any     This limitation would be made non-
call options on securities unless    fundamental.
the securities are held by the
Fund or unless the Fund is
entitled to such securities in
deliverable form in exchange for
cash in an amount which has been
segregated for payment or without
further payment. In no event will
a Fund write a call option in
excess of 5% of its total assets.

                             APPROVAL OF PROPOSAL 4

     In order for Proposal 4(a) and (b) to be adopted for a particular Fund, they must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS SET FORTH IN PROPOSAL 4 TO NON-FUNDAMENTAL POLICIES AND LIMITATIONS.

INVESTMENT ADVISER AND SUB-ADVISER.

     First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007 is the investment adviser to the Trust. The investment adviser is a part of National City Bank's Asset Management Group and intends to conduct its business under the name "National City Investment Management Company" in the near future. Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201, serves as sub-adviser to the International Discovery Fund.

DISTRIBUTOR AND ADMINISTRATOR.

     BISYS Fund Services Limited Partnership ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's distributor, administrator and transfer agent and provides fund accounting services.

INDEPENDENT AUDITORS.

     Ernst & Young L.L.P., serves as independent auditors of the Trust and audited the Trust's operations for the year ended December 31, 1997. Shareholders are not herein requested to approve the selection of Ernst & Young L.L.P. Nevertheless, a representative of Ernst & Young L.L.P. is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the auditors, and Ernst & Young L.L.P. will be given the opportunity to make a statement if it chooses.

     Mr. Martens is employed by National City Corporation, the parent corporation to First of America, which receives fees as an investment adviser to the Trust. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Mr. Tenkman is employed by BISYS, which receives fees as administrator, distributor and transfer agent to the Trust.

                             SHAREHOLDER PROPOSALS

     The Trust is organized as a Massachusetts business trust. The Trust does not hold annual meetings. The Trust's Declaration of Trust and Code of Regulations provide that meetings of shareholders shall be called by the Trustees upon the written request of shareholders owning at least twenty percent of the outstanding shares entitled to vote. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, c/o 3435 Stelzer Road, Columbus, Ohio 43219 so that it is received at least 120 days before the date of the meeting. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

     The management of the Trust does not know of any matters to be presented at the Meeting, other than those set forth in this Proxy Statement.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE.

Dated: July 15, 1998

                                           /s/ W. Bruce McConnel, III
                                           W. Bruce McConnel, III
                                           Secretary

      SECURITY BENEFIT                           VOTING INSTRUCTION CARD
      LIFE INSURANCE COMPANY                  THE PARKSTONE ADVANTAGE FUND
                                                   3435 STELZER ROAD
                                                  COLUMBUS, OHIO 43219




THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PARKSTONE ADVANTAGE FUND (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE
BELOW-REFERENCED FUND OF THE TRUST TO BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219.

           Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE                            SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Charles L. Booth and Bryan C. Haft and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED JULY 15, 1998.

                                       PLEASE MARK, SIGN, DATE AND RETURN THIS
                                       VOTING INSTRUCTION CARD PROMPTLY IN THE
                                       ENCLOSED POSTAGE-PAID ENVELOPE.

                                       -----------------------------------------

                                       -----------------------------------------
                                        Signature(s), (Title(s), if applicable)

                                       Please sign above exactly as name(s)
                                       appear(s) hereon. Corporate or
                                       partnership proxies should be signed in
                                       full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                       DATE: _________________, 1998

                                                                          PA-SBL

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

           Please fold and detach card at perforation before mailing


1.  Election of Trustees
    Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,                    FOR        WITHHOLD AUTHORITY
    Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr.,                        ALL     to vote for all nominees
    J. William Pullen                                                                                   listed below.
INSTRUCTION: To withhold authority to vote for any individual nominee, print his          [ ]               [ ]                  1.
name on the line below.

------------------------------------------------------------------------------------
                                                                                          FOR             AGAINST        ABSTAIN
2.  To approve a change in each Fund's fundamental investment objective to make           [ ]               [ ]            [ ]   2.
    such objective non-fundamental.

3. To approve changes to the following fundamental investment limitations of the Funds.

    (3a) limitation on underwriting activities;                                         FOR ALL          AGAINST ALL    ABSTAIN ALL
    (3b) limitation on real estate related transactions;                               EXCEPT AS
    (3c) limitation on investment in commodities;                                    MARKED BELOW
    (3d) limitation regarding industry concentration;                                     [ ]               [ ]            [ ]   3.
    (3e) limitation on loans;
    (3f) limitation on borrowing and the issuance of senior securities; and
    (3g) limitation on issuer diversification

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE
SUB-PROPOSAL NUMBER ON THE LINE BELOW.

------------------------------------------------------------------------------------
4.  To approve a change in the following fundamental investment policies and              FOR             AGAINST       ABSTAIN
    limitations to make such policies and limitations non-fundamental:                    [ ]               [ ]            [ ]  4a.
                                                                                          [ ]               [ ]            [ ]  4b
    (4a) with respect to the Funds, the limitation on purchasing securities on margin; and

    (4b) with respect to the Funds, the limitation on writing or selling call options.

5.  To transact such other business as may properly come before the Special
    Meeting or any adjournment thereof for any affected funds.